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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Ebix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ebix, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173

                        , 2004

Dear Stockholder:

        On behalf of our Board of Directors, I cordially invite you to the Annual Meeting of Stockholders of Ebix, Inc. to be held at            , local time, on            ,             , 2004, at our Atlanta office, located at 5 Concourse Parkway, Suite 3200, Atlanta, Georgia.

        The business of the meeting is described in detail in the attached notice of meeting and proxy statement. Also included is a proxy card and postage paid return envelope.

        It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Whether or not you plan to attend, please complete and return the enclosed proxy to ensure that your shares will be represented at the Annual Meeting. If you attend the meeting, you may withdraw your proxy by voting in person.

Sincerely,
Robin Raina Chairman of the Board and Chief Executive Officer

Ebix, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON                        , 2004

        Notice is hereby given that the Annual Meeting of Stockholders of Ebix, Inc. will be held at our Atlanta office, located at 5 Concourse Parkway, Suite 3200, Atlanta, Georgia, at            , local time, on            ,             , 2004, and at any adjournments or postponements thereof, for the following purposes:

  1.
  To elect seven directors to serve until the 2005 annual meeting or until their respective successors are elected and qualified.

  2.
  To approve an amendment to our Certificate of Incorporation to reduce the number of authorized shares of our Common Stock from 40,000,000 to 10,000,000 and the number of authorized shares of our Preferred Stock from 2,000,000 to 500,000.

  3.
  To approve an amendment to our 1996 Stock Incentive Plan to increase the number of shares of our Common Stock reserved for issuance thereunder from 837,500 to 1,137,500 shares and to prohibit the repricing of options granted under the plan.

  4.
  To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        Our Board of Directors has fixed the close of business on                        , 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors
Richard J. Baum Executive Vice President—Finance and Administration, Chief Financial Officer and Secretary
Dated: , 2004

Ebix, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173

(847) 789-3047

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON                        , 2004

PROXY STATEMENT

SUMMARY

        We sent you this proxy statement because our Board of Directors is soliciting your proxy to vote your shares of our Common Stock at our upcoming Annual Meeting of Stockholders. The meeting is to be held at our Atlanta office located at 5 Concourse Parkway, Suite 3200, Atlanta, Georgia, at            , local time, on            ,            , 2004. If your proxy is properly submitted by an executed proxy card returned in a timely manner, it will be voted at the meeting according to the directions you provide. If you do not provide any direction, your proxy will be voted "FOR" all the nominees for election as directors and "FOR" each of the proposals to amend our Certificate of Incorporation and our 1996 Stock Incentive Plan. Your proxy also will be voted on any other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You may revoke your proxy at any time before it is voted at the annual meeting by:

  •
  attending the meeting, giving written notice of revocation to the secretary of the meeting prior to the voting of your proxy and voting your shares in person, although your attendance at the meeting will not by itself revoke your proxy;

  •
  sending a written notice to our Secretary indicating that you want to revoke your proxy; or

  •
  delivering to our Secretary a duly executed proxy bearing a later date, which revokes all previous proxies.

        Our principal executive office is located at 1900 E. Golf Road, Suite 1050, Schaumburg, Illinois 60173 (telephone 847.789.3047). This proxy statement is dated                        , 2004, and we expect to mail proxy materials to stockholders beginning on or about that date.

SHARES OUTSTANDING AND VOTING RIGHTS

        Only stockholders of record at the close of business on                        , 2004 are entitled to vote at the Annual Meeting of Stockholders. Our only voting stock outstanding is our Common Stock, of which 2,899,745 shares were outstanding at the close of business on August 20, 2004. Each share of our Common Stock is entitled to one vote. A quorum of stockholders is necessary to take action at the Annual Meeting. For purposes of each of the actions proposed to be taken at the Annual Meeting, the presence in person or by proxy of a majority of the outstanding shares of our Common Stock will constitute a quorum of stockholders. Abstentions and broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner) will be counted as shares present in the determination of whether the shares of Common Stock represented at the meeting constitute a quorum.

        Directors are elected by a plurality of the shares of Common Stock that are present in person or represented by proxy and entitled to vote at the Annual Meeting. This means that the seven nominees receiving the highest number of "FOR" votes will be elected. Neither abstentions nor broker non-votes will have any effect in determining the outcome of the election of directors.

        The affirmative vote of a majority of all of our outstanding shares of capital stock is required to approve the proposal to amend our Certificate of Incorporation to reduce the number of authorized shares of our Common Stock and Preferred Stock. Abstentions and broker non-votes will have the same effect as votes "AGAINST" the amendment to our Certificate of Incorporation.

        The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting is required in order to approve an amendment to our 1996 Stock Incentive Plan. Abstentions will have the same effect as votes "AGAINST" the amendment to our 1996 Stock Incentive Plan. Broker non-votes will have no effect in determining the outcome of the vote to amend our 1996 Stock Incentive Plan, other than to reduce the total number of outstanding shares of capital stock counted as present for this purpose.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth, as of August 20, 2004, the ownership of our Common Stock by each of our directors, by each of our Named Executive Officers (as defined on page 8), by all of our current executive officers and directors as a group, and by all persons known to us to be beneficial owners of more than five percent of our Common Stock. The information set forth in the table as to the current directors, executive officers and principal stockholders is based, except as otherwise indicated, upon information provided to us by such persons. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares shown below as beneficially owned by such person.

	Common Stock
Name of Beneficial Owner	Ownership	Percent of Class
BRiT Insurance Holdings PLC (1)	930,163	32.1%
Rennes Foundation (2)	343,121	11.8%
CF Epic Insurance and General Fund (3)	222,223	7.7%
Craig Wm. Earnshaw (4)	200,000	6.9%
Heart Consulting Pty. Ltd. (5)	157,728	5.4%
Robin Raina (6)	327,624	11.3%
Richard J. Baum (7)	70,390	2.4%
Douglas Chisholm (8)	5,647	*
Dennis Drislane (7)	5,272	*
William W. G. Rich (7)	4,653	*
Pavan Bhalla	0	*
Paul Hodges	0	*
Hans Ueli Keller	0	*
Kenneth D. Merin	0	*
All directors and executive officers as a group (9 persons) (9)	413,586	12.5%

*
Less than 1%.

(1)
The address of BRiT Insurance Holdings PLC is 55 Bishopsgate, London, EC2N 3AS, United Kingdom. The address and information set forth in the table as to this stockholder are based on a Schedule 13D/A filed by this stockholder on October 21, 2002. As of August 20, 2004, BRiT Insurance Holdings PLC owned approximately 70% of the equity interests of CF Epic Insurance and General Fund, but did not have voting or dispositive control over the shares of our Common Stock owned by CF Epic Insurance and General Fund.

(2)
The address of the Rennes Foundation is Aeulestrasse 38, FL 9490 Vaduz, Principality of Liechtenstein. The address and information set forth in the table as to this stockholder are based on a Schedule 13G/A filed by this stockholder on February 12, 2004.

(3)
The address of CF Epic Insurance and General Fund is c/o Simon Shaw, Investment Manager, 55 Bishopsgate, London, EC2N 3AS, United Kingdom.

(4)
The address of Craig Wm. Earnshaw is 1301 Little Kate Road, Park City, Utah, 84060.

(5)
These shares are subject to a repurchase commitment by us pursuant to which Heart Consulting Pty. Ltd. may require us to repurchase such shares at any time during January 2006 for an aggregate purchase price of A$2,000,000 ($1,399,000 USD) minus any proceeds received by Heart Consulting Pty. Ltd. from earlier sales of any portion of such shares. The address of Heart is C/- PPF Partners, Level 2, 52 Collins Street, Melbourne, Victoria Australia 3000.

(6)
Includes 327,189 shares of Common Stock that may be purchased by exercising outstanding options within 60 days after August 20, 2004. The address of Mr. Raina is 5 Concourse Parkway, Suite 3200, Atlanta, Georgia 30328.

(7)
Represents shares of Common Stock that may be purchased by exercising outstanding options within 60 days after August 20, 2004.

(8)
Includes 5,272 shares of Common Stock that may be purchased by exercising outstanding options within 60 days after August 20, 2004.

(9)
Includes 412,776 shares of Common Stock that may be purchased by exercising outstanding options within 60 days after August 20, 2004.

PROPOSAL 1.  ELECTION OF DIRECTORS

        Seven directors will be elected at the Annual Meeting. The directors elected will hold office until their successors are elected (which should occur at the next annual meeting) and qualified, unless they die, resign or are removed from office prior to that time. In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast will be voted "FOR" the election of the nominees named below as directors. In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxyholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

        Our Board of Directors recently determined that it would be in our best interest to reduce the size of our Board of Directors from eight to seven members for the purpose of maintaining efficiency and productivity, considering the size of our company. To that end, our Board of Directors has nominated seven directors to continue to serve on our Board of Directors as set forth in this proposal. The term of office of the eighth director, Douglas Chisholm, will end on the date of the Annual Meeting.

        Set forth below is information as to each nominee for director, including age, principal occupation and employment during the past five years, directorships with other publicly-held companies, and period of service as a member of our Board of Directors. The nominees are all current members of the Board of Directors.

        ROBIN RAINA, 38, was elected as a director in February 2000. Mr. Raina joined Ebix, Inc. in October 1997 as our Vice President—Professional Services and was promoted to Senior Vice President—Sales and Marketing in February 1998. Mr. Raina was promoted to Executive Vice President, Chief Operating Officer in December 1998. Mr. Raina was appointed President effective August 2, 1999, Chief Executive Officer effective September 23, 1999 and Chairman in May 2002. Prior to joining us, from 1990 to 1997, Mr. Raina held senior management positions for Mindware/BPR, an international technology consulting firm, serving in Asia and North America. While employed by Mindware/BPR, Mr. Raina was responsible for managing projects for multinational corporations, including setting up offshore laboratories, building intranets, managing service bureaus and support centers, providing custom programming, and year 2000 conversions. Mr. Raina holds an Industrial Engineering degree from Thapar University in Punjab, India.

        PAVAN BHALLA, 41, was appointed as a director in June 2004. Mr. Bhalla has served as Senior Vice President—Finance of MCI Inc., a global telecommunications company, and presently oversees financial management of MCI's Enterprise Markets operating unit. Before joining MCI in August 2003, Mr. Bhalla spent over seven years with BellSouth Corporation, a telecommunications company, serving in a variety of executive positions, including Chief Financial Officer of BellSouth Long Distance Inc. from 1999 to 2002, Corporate Controller of BellSouth Cellular Corp. from 1997 to 1999, and Regional Director of Finance of BellSouth Cellular Corp. from 1996 to 1997.

        DENNIS DRISLANE, 55, was elected as a director in October 2000. Mr. Drislane is President of Cypress Point Communications, which is his health care and technology consulting company. Mr. Drislane was a Senior Vice President of WebMD (formerly Healtheon), an Internet healthcare company, from July 1997 to February 2001, where he left to start his own consulting business. Prior to WebMD, Mr. Drislane spent 24 years with Electronic Data Systems (EDS), a computer services company, in a number of senior executive positions.

        PAUL JOSEPH HODGES, 45, was appointed as a director in July 2004. Mr. Hodges has served as a corporate broker for Collins Stewart, a financial services company, specializing in the insurance, other financials and water sectors, since 2000. Prior to joining Collins Stewart, Mr. Hodges spent three years as a founding member of Schroder Securities, a financial services company, working on insurance archaeology projects and spent over 15 years working for stock brokerage firms as a composite insurance analyst.

        HANS UELI KELLER, 53, was appointed as a director in July 2004. Mr. Keller most recently spent over 20 years with Zurich-based Credit Suisse, a global financial services company, serving as Executive Board Member from 1997 to 2000, Head of Retail Banking from 1993 to 1996, and Head of Marketing from 1985 to 1992. He is presently also serving as Chairman of the Board of Swisscontent Corp. AG, in addition to being a member of the board of directors of KdLabs AG.

        KENNETH D. MERIN, 57, was appointed as a director in July 2004. Mr. Merin is an attorney at law with approximately 20 years of experience in the insurance business. He currently supervises the insurance regulatory practice at the law firm of Purcell, Ries, Shannon, Mulcahy, and O'Neill, based in New Jersey, where he has practiced since 1996. He is also the President of the Charles Hayden Foundation, a New York City-based non-profit organization dedicated to helping underprivileged children, a position he has held since 2000. Mr. Merin has an extensive background in public policy matters affecting state and federal governments. From 1975 through 1980 he worked for the U.S. Congress in various capacities. Mr. Merin has also served in various capacities in New Jersey state government, including as Commissioner of Insurance.

        WILLIAM W. G. RICH, 68, was elected as a director in November 2000. Since 1989, Mr. Rich has served as Chief Executive Officer of Strategic Business Partners, Inc., which specializes in mergers, acquisitions and strategic alliances between financial software developers and service providers with a specialty in insurance and banking. Under a contract between Strategic Business Partners and Sherwood International LLC, an insurance software and consulting firm, Mr. Rich served from 1996 to 2002 as Sherwood's Director of Marketing, Life and Annuities, North America. Since 2002, Mr. Rich has been active with Strategic Business Partners in North America and Europe.

Required Vote

        The seven nominees receiving the highest number of votes will be elected to the Board of Directors. Stockholders do not have the right to cumulate their votes in the election of directors.

Board Recommendation

        Our Board of Directors recommends that you vote "FOR" the election of the nominees for director listed above.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

        Our Board of Directors has a standing Audit Committee that consists exclusively of non-employee directors, each of whom meets the independence requirements of the NASDAQ Stock Market. Pursuant to a written charter that is attached to this proxy statement as Exhibit A, the Audit Committee exercises oversight responsibility regarding the quality and integrity of our auditing and financial reporting practices. In discharging this responsibility, the Audit Committee, among other things, selects the independent auditors, pre-approves the audit and any non-audit services to be provided by the auditors and reviews the results and scope of the annual audit performed by the auditors. The Board of Directors anticipates adopting an amended Audit Committee Charter prior to the Annual Meeting. The Audit Committee currently consists of Messrs. Bhalla (Chairman), Drislane and Chisholm. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, our Board of Directors has determined that (1) all current members of the Audit Committee are "independent" as that concept is defined in Section 10A of the Securities Exchange Act of 1934, (2) all current members of the Audit Committee are "independent" as that concept is defined in the NASDAQ listing standards, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Bhalla qualifies as an "audit committee financial expert" as defined under SEC rules promulgated under the Sarbanes-Oxley Act of 2002. The Audit Committee met four times during 2003.

        Our Board of Directors has a standing Compensation Committee that consists exclusively of non-employee directors. The Compensation Committee is responsible for approving compensation of officers and directors and administration of our various employee benefit plans. Our Board of Directors intends to adopt a written charter for the Compensation Committee, which will be posted on our website as soon as it is available. The Compensation Committee currently consists of Messrs. Chisholm and Rich. Mr. William R. Baumel served on the Compensation Committee until his resignation in April 2004; Mr. Chisholm was appointed to the Compensation Committee on July 13, 2004. The Compensation Committee met five times during 2003.

        To comply with the new rules and regulations which are the result of the adoption of the Sarbanes-Oxley Act of 2002, our Board of Directors intends to establish a Corporate Governance and Nominating Committee prior to the date of the Annual Meeting. The Corporate Governance and Nominating Committee will have responsibility for recommending to the Board of Directors the persons to be nominated for election as directors by stockholders and recommending the persons to be elected by the Board of Directors to fill any vacancies. It also will make recommendations to the Board of Directors concerning the qualifications of members of the Board of Director's committees, committee member appointment and removal and appointment of committee chairs. In addition, the Corporate Governance and Nominating Committee will be charged with considering matters of corporate governance generally and reviewing and recommending to the Board of Directors, periodically, our Corporate Governance Guidelines. Our Board of Directors intends that each of the members of the Corporate Governance and Nominating Committee will be "independent," as that concept is defined in the NASDAQ listing standards. See "Nominating Procedures."

        The Board of Directors held eight meetings during 2003. Each of the directors attended at least 75 percent of the meetings of our Board of Directors and its committees on which he served during 2003.

Corporate Governance Practices And Policies

        Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission ("SEC"), new NASDAQ listing standards and other corporate governance recommendations.

        Our Board of Directors intends to adopt Corporate Governance Guidelines to address, among other things, the Board's composition, qualifications and responsibilities, director education and stockholder communication with directors. These Corporate Governance Guidelines, which will be posted on our website as soon as they are available, will provide that directors are expected to attend our annual meeting of stockholders. In 2003, each member of the Board of Directors, except for Mr. Rich, attended our 2003 annual meeting of stockholders.

        Our Board of Directors has adopted a Code of Ethics for Senior Financial Officers, applicable to our Chief Executive Officer, Chief Operating Officer, Corporate Controller and any other senior financial officers, as well as a Code of Conduct, articulating standards of business and professional ethics, applicable to all of our directors, officers and employees. The full texts of the Code of Ethics for Senior Financial Officers and Code of Conduct are available on our website.

Nominating Procedures

        As described above, our Board of Directors intends to create a Corporate Governance and Nominating Committee, consisting entirely of independent directors. The Corporate Governance and Nominating Committee will operate under a written charter, which will be posted on our website as soon as it is available. The Corporate Governance and Nominating Committee will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements and the NASDAQ listing standards. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Corporate Governance and Nominating Committee.

        The Corporate Governance and Nominating Committee will consider candidates for the Board of Directors from any reasonable source, including stockholder recommendations. The Corporate Governance and Nominating Committee will not evaluate candidates differently based on who has made the proposal. The Corporate Governance and Nominating Committee will have the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.

        Stockholders who wish to suggest qualified candidates should write to the Secretary, Ebix, Inc., 1900 E. Golf Road, Suite 1050, Schaumburg, Illinois 60173, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Corporate Governance and Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

  Newly Appointed Directors

        In 2004, Messrs. Bhalla, Hodges, Keller and Merin were appointed to our Board of Directors. Because these appointments were prior to the establishment of our Corporate Governance and Nominating Committee, each of these individuals were appointed following an assessment by our Board of Directors of such individual's background, skills and experiences through recommendations from third parties, background checks, interviews and interaction between the current members of our Board of Directors and the nominated individual. Each individual showed a commitment to continuing to build on our goals, and our Board of Directors felt that each such individual would bring valuable experience and knowledge to our Board of Directors and our company. Our second largest stockholder, Rennes Foundation, recommended Mr. Keller for a position on our Board of Directors. Another stockholder, CF Epic Insurance and General Fund, recommended Messrs. Hodges and Merin for positions on our Board of Directors. Mr. Bhalla was recommended by Robin Raina, our Chairman and

Chief Executive Officer. We did not retain a search firm or otherwise pay any third party in connection with identifying these Board candidates.

Director Compensation

        Under the Non-Employee Directors Stock Option Plan (the "1998 Director Option Plan"), each non-employee director, upon initial election or appointment to serve on the Board of Directors, receives a grant of an option to purchase 1,500 shares of Common Stock at an exercise price per share of 100% of the fair market value of a share on the date of the grant. Of the 1,500 shares of Common Stock subject to such an option, the option becomes exercisable with respect to (a) 500 shares on the day prior to the first anniversary of the date of the grant and (b) 125 shares on the last day of each of the eight calendar quarters commencing on the last day of the calendar quarter ending on or after the first anniversary of the date of the grant. Each option has a term of ten years beginning on the date of the grant. Upon appointment to our Board of Directors, each of Messrs. Bhalla, Hodges, Keller and Merin was granted an option to purchase 1,500 shares of Common Stock pursuant to the 1998 Director Option Plan.

        In addition, the 1998 Director Option Plan provides for each non-employee director, immediately following each annual meeting of our stockholders, to be granted an option to purchase 450 shares of Common Stock at an exercise price per share of 100% of the fair market value of a share of Common Stock on the date of the grant. Of the 450 shares of Common Stock subject to each such option, the option becomes exercisable with respect to 112.5 shares on the last day of each of the four calendar quarters beginning with the calendar quarter ending on or after the date of the grant. Each option has a term of ten years beginning on the date of grant.

        In May 2003, our Board of Directors determined that each Board of Director member will receive options to purchase 1,500 shares of Common Stock each year, including the options automatically awarded under the 1998 Director Option Plan. Each member of the Compensation Committee will receive additional options to purchase 150 shares of Common Stock per year. Each Audit Committee member will receive additional options to purchase 375 shares of Common Stock per year. These options will be granted immediately following each annual meeting of stockholders at an exercise price per share of 100% of the fair market value of a share of Common Stock on the date of the grant. These options will become exercisable on the last day of each of the four calendar quarters, beginning with the first calendar quarter ending on or after the date of the grant, and will have a term of ten years beginning on the date of grant. Accordingly, following our annual meeting of stockholders on October 17, 2003, Mr. Baumel, who resigned as a member of our Board of Directors on April 30, 2004, received options to purchase 2,025 shares of Common Stock, each of Messrs. Chisholm and Drislane received options to purchase 1,875 shares of Common Stock and Mr. Rich received options to purchase 1,650 shares of Common Stock. Each of these options has an exercise price of $5.55 per share.

        In addition, each member of the Audit Committee, other than its Chairman, receives cash compensation of $2,500 per year. The Audit Committee Chairman receives cash compensation of $5,000 per year.

EXECUTIVE OFFICERS

        We have two executive officers, Mr. Raina, information as to whom is provided above, and Richard J. Baum, our Executive Vice President—Finance & Administration, Chief Financial Officer and Secretary.

        RICHARD J. BAUM, 66, has been Executive Vice President—Finance & Administration, Chief Financial Officer and Secretary since July 21, 1999, having joined us as Senior Controller in June 1999. Since 1988, he had been President of Consulting Capabilities Corp., a general business consulting firm specializing in turnaround and crisis management. His prior executive level posts include Chief Financial Officer of General American Equities (1983-1987), Vice President of American Invesco Corp

(1979-1983), Chief Financial Officer of Norlin Music, Inc. (1977-1979), Chief Financial Officer and member of the Board of Midas International Corp. (1972-1977). He is a CPA and holds an MBA from the University of Chicago.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission reports of securities ownership on Form 3 and changes in such ownership on Forms 4 and 5. Officers, directors and more than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish us with copies of all such Section 16(a) reports that they file. Based solely upon a review of the copies of Forms 3, 4, and 5 furnished to us and representations by certain executive officers and directors that no such reports were required for them, we believe that, during 2003, all of our directors, officers and more-than-ten-percent beneficial owners filed all such reports on a timely basis, except that each of Messrs. Rich, Chisholm and Drislane filed a Form 4 on October 21, 2003 for an October 17, 2003 option exercise and each of Messrs. Baum and Raina filed a Form 4 on October 3, 2003 for a September 16, 2003 option exercise.

EXECUTIVE COMPENSATION

        The table below contains information regarding the annual and long-term compensation for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 for our Chief Executive Officer and other executive officer as of December 31, 2003 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation
Name and Principal Position						Securities Underlying Options (#)	All Other Compensation ($)(1)
	Year	Salary ($)		Bonus ($)(2)
Robin Raina— President, Chief Executive Officer and Chairman of the Board	2003 2002 2001	$ $ $	350,000 313,462 300,050	$ $ $	624,310 162,500 150,000	110,000 125,000 125,000	$ $ $	2,105 3,894 2,550
Richard J. Baum Executive Vice President—Chief Financial Officer and Secretary	2003 2002 2001	$ $ $	200,000 197,692 190,050	$ $ $	232,150 100,000 35,625	12,000 31,250 31,250	$ $ $	3,000 2,965 2,550

(1)
Represents matching contributions pursuant to our 401(k) plan.

(2)
The 2003 bonuses include supplemental bonuses of $132,000 for Mr. Baum and $449,000 for Mr. Raina that were based upon the achievement of operating cash flow goals.

Option Grants for the Year Ended December 31, 2003

        The table below contains information regarding individual grants of options to purchase shares of Common Stock made during the year ended December 31, 2003 to each of the Named Executive Officers. We did not award any stock appreciation rights in 2003.

OPTION GRANTS IN LAST FISCAL YEAR

		Individual Grants (1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (2)
	Number of Securities Underlying Options Granted (#)
		% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price Per Share ($/Sh)	Expiration Date
					5% ($)	10% ($)
Robin Raina (3)	110,000	74.8%	$5.35	9/16/13	$370,104	$937,917
Richard J. Baum (3)	12,000	8.2%	$5.35	9/16/13	$40,375	$102,318

(1)
All options were granted under our 1996 Stock Incentive Plan.

(2)
Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation prescribed by the SEC. Actual gains are dependent on the future performance of the Common Stock and the option holders' continued employment over the vesting period. The potential realizable values do not reflect our prediction of our stock price performance. The amounts reflected in the table may not be achieved.

(3)
The options become exercisable each year, in equal annual installments on the first four anniversaries of the grant date, unless accelerated vesting criteria are met. Because we reported a pre-tax profit for the year ended December 31, 2003, these options vested as to 50% of the remaining unvested shares on the date the profit was reported. If we report a net profit of $2,000,000 for the year ended December 31, 2004, these options will vest as to all remaining unvested shares on the date the profit is reported.

December 31, 2003 Option Values

        The table below contains information regarding unexercised options to purchase Common Stock held by the Named Executive Officers as of December 31, 2003. No stock options were exercised by the Named Executive Officers during 2003.

FISCAL YEAR-END OPTION VALUES

	Number of Securities Underlying Unexercised Options at Year-End(#)		Value of Unexercised In-the-Money Options at Year-End($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Robin Raina	192,785	212,216	$961,998	$1,350,607
Richard J. Baum	46,484	41,766	$240,536	$230,509

(1)
The value per option is calculated by subtracting the exercise price per share from the closing price of our Common Stock on the NASDAQ Smallcap Market on December 31, 2003, which was $12.26.

Employment and Severance Agreements

        We entered into an Executive Severance Agreement with Mr. Baum, dated October 4, 2000, which provides for a severance payment if a change of control of our company occurs and, within 12 months thereafter, either Mr. Baum's employment is terminated without cause or he resigns due to a demotion or other new and onerous requirements being placed on him. Under the Agreement, the severance payment is equal to one year's salary (based on the highest monthly salary earned by Mr. Baum during the 12 months preceding his termination) plus a bonus equal to the fraction of the calendar year worked up to the termination, multiplied by the bonus paid to him in the prior calendar year. Under certain circumstances, the Agreement also provides medical insurance subsidies for a period of 12 months and indemnification. Under the Agreement, Mr. Baum agrees to hold our proprietary information confidential and, for a period of 12 months following his termination, cooperate with us with respect to corporate administrative affairs arising during his employment. If his termination results in payment of the Agreement's severance benefits, Mr. Baum will be subject to a non-competition agreement for a period of one year following his termination. When used in the foregoing summary the terms "cause" and "change of control" have the meanings given to them in the Agreement.

EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2003, we maintained the 1996 Stock Incentive Plan and our 1998 Non-Employee Directors Stock Option Plan, each of which was approved by our stockholders. We also maintained the 2001 Stock Incentive Plan, which was not approved by our stockholders. As discussed below, our Board of Directors has determined it is in our best interest to terminate the 2001 Stock Incentive Plan. The table below provides information as of December 31, 2003 related to these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	659,882	$11.56	156,468
Equity Compensation Plans not Approved by Security Holders	—	—	62,500
Total	659,882	$11.56	218,968

The above table does not reflect the additional number of shares of Common Stock to be available for grant under the 1996 Stock Incentive Plan subject to stockholder approval of the amendment to the 1996 Stock Incentive Plan at the Annual Meeting.

        The following is a summary description of our only non-stockholder-approved plan.

2001 Stock Incentive Plan

        During 2001, our Board of Directors adopted the 2001 Stock Incentive Plan (the "2001 Plan"), which provides for the granting of stock options and other incentive awards to employees and consultants. The total number of shares reserved for issuance under the 2001 Plan is 62,500. No options or other incentive awards have been granted under the 2001 Plan and we have no intention of making any awards under the 2001 Plan. Our Board of Directors determined that it is in our best interest to terminate the 2001 Plan and voted to approve the termination of the 2001 Plan.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of officers and other key employees and grants options to purchase Common Stock.

        During 2003 the members of the Compensation Committee were Messrs. Baumel and Rich. Mr. Chisholm became a member of the Compensation Committee on July 13, 2004.

        COMPENSATION PHILOSOPHY.    Our goals are to reward executives consistent with our company's performance and to encourage the executives to increase stockholder value. To achieve these goals, the Compensation Committee has adopted the following objectives as guidelines:

  •
  Display a willingness to pay executives compensation necessary to attract and retain highly qualified executives.

  •
  Be willing to compensate executives for superior performance or for assuming new responsibilities or new positions within our company.

  •
  Take into account historical levels of executive compensation and compensation structures competitive with other companies of a similar size.

  •
  Implement a balance between short and long-term compensation to complement our annual and long-term business objectives and strategies.

  •
  Provide compensation opportunities based on our performance, encourage stock ownership by executives and align executive compensation with the interests of stockholders.

        COMPENSATION PROGRAM COMPONENTS.    The Compensation Committee reviews our compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect our performance. The particular elements of the compensation program for executive officers are further explained below.

        BASE SALARY.    Base pay levels are largely determined by evaluating the responsibilities of the position held and the experience of the individual and by comparing the salary scale with companies of similar size and complexity with which the members of the Committee are familiar. Actual base salaries are kept within a competitive salary range for each position that is established through job evaluation and market comparisons.

        ANNUAL INCENTIVES.    We have historically awarded cash bonuses to certain of our salaried employees (including the Named Executive Officers). Bonuses are based on various factors, including profitability, revenue growth, management development and other specific performance criteria.

        STOCK OPTION PROGRAM.    The Compensation Committee strongly believes that by providing those persons who have substantial responsibility for our management and growth with an opportunity to increase their ownership of our stock, the interests of stockholders and executives will be closely aligned. Therefore, our officers (including the Named Executive Officers) and other key employees are eligible to receive either incentive stock options or nonqualified stock options as the Compensation Committee may determine from time to time, giving them the right to purchase shares of our Common Stock at an exercise price equal to 100 percent of the fair market value of the Common Stock at the date of grant. The number of stock options granted to officers is based on several factors, including options held as a percentage of total outstanding shares, exercise price of existing options, retention considerations and competitive practices.

        CHIEF EXECUTIVE OFFICER COMPENSATION.    Mr. Raina's base salary as Chief Executive Officer during 2003 was based on his compensation level in 2002 and the Compensation Committee's assessment of the value to us of continuity and stability in our management. The Compensation

Committee also compared Mr. Raina's compensation to compensation levels in the marketplace for chief executive officers of companies of comparable size with which the members are familiar.

        In 2003, Mr. Raina received options to purchase 110,000 shares of our Common Stock, based on our subjective analysis of his performance and the performance of our company, and considering the Common Stock and stock options already held by him. Mr. Raina also received a bonus of $175,310, based on success in achieving profit goals of our company. In addition, on May 9, 2003, our Board of Directors established a supplemental executive bonus plan. The plan provided that bonuses would be paid based on the extent to which operating cash flow exceeded a target amount, with depreciation and amortization being held constant. A bonus pool consisting of a maximum of 25% of any such excess would be established and the pool would be divided as follows: 68% of the pool to Mr. Raina, 20% of the pool to Mr. Baum and 9% of the pool to certain other key employees. Under this plan, a bonus was paid to Mr. Raina for 2003 of $449,000.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m).    The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction to publicly held corporations for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers, unless such compensation qualifies as "performance-based" compensation. It is the Compensation Committee's general policy to qualify, to the extent reasonable, compensation for deductibility under applicable tax laws.

Respectfully submitted,
 The Members of the Compensation Committee
Douglas Chisholm
William Rich

PERFORMANCE GRAPH

        The line graph below compares the yearly percentage change in cumulative total stockholder return on our Common Stock for the last five fiscal years with the NASDAQ Stock Market (U.S.) stock index and the NASDAQ Computer and Data Processing Index. The following graph assumes the investment of $100 on December 31, 1998, and the reinvestment of any dividends (rounded to the nearest dollar).

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
AMONG EBIX, INC. (FORMERLY DELPHI INFORMATION SYSTEMS, INC.),
THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ COMPUTER DATA
PROCESSING INDEX

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
EBIX, INC	$100	$132	$6	$13	$4	$18
NASDAQ STOCK MARKET (U.S.)	$100	$185	$112	$89	$61	$92
NASDAQ COMPUTER AND DATA PROCESSING	$100	$220	$101	$82	$56	$74

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        As of August 20, 2004, BRiT Insurance Holdings PLC ("BRiT") held 930,163 shares of Common Stock, representing approximately 32 percent of our outstanding Common Stock. During 2003, approximately $3,245,000 was recognized as services revenue from BRiT and its affiliates related to call center and development projects. During the first six months of 2004, approximately $1,677,000 was recognized as services revenue from BRiT and its affiliates. Total accounts receivable from BRiT and its affiliates at June 30, 2004 were $708,000. We continue to provide services for BRiT and its affiliates and to receive payments for such services. We currently expect that our total 2004 revenue from BRiT will be equal to or greater than that recognized in 2003, although there can be no assurance to that effect. In addition, as of August 20, 2004, CF Epic Insurance and General Fund, of which BRiT owns approximately 70% of the equity interests as of such date, beneficially owned 7.7% of our outstanding Common Stock.

        During 2003, we hired Rahul Raina as the Director of Business Process Outsourcing for the Delphi Consulting Division of our company. He is paid an annual salary of $90,000 and on August 11, 2003, after becoming an employee of our company, we granted options to Mr. Raina to purchase 25,000 shares of our Common Stock. The options vest over four years from the date of grant, expire ten years from the date of grant, and were issued with an exercise price below the fair market value of the stock on the date of grant. This grant was not subject to any of our stock incentive plans. The total intrinsic value associated with the granting of options was $96,250, which will be recognized ratably as compensation expense over the four-year vesting period in accordance with APB Opinion No. 25. The Company recognized compensation expense of approximately $10,000 related to these options during the year ended December 31, 2003. Rahul Raina is the brother of Robin Raina, our Chairman of the Board, President and Chief Executive Officer.

PROPOSAL 2.  APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
TO REDUCE AUTHORIZED SHARES

General

        Our certificate of incorporation, as currently in effect, provides that the total number of shares of capital stock that we are authorized to issue is 42,000,000 shares, consisting of 40,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. Subject to subsequent approval by our stockholders, our Board of Directors approved an amendment to our certificate of incorporation to reduce the number of shares of Common Stock authorized for issuance under our certificate of incorporation to 10,000,000 shares. The amendment approved by the Board of Directors would also reduce the number of shares of Preferred Stock authorized for issuance to 500,000 shares. As more fully described below, the proposed amendment is intended to result in state franchise tax savings while continuing to provide us with sufficient flexibility to meet future needs for issuances of Common Stock.

Reasons for Amendment

        Although alternative methods of calculating state franchise taxes are allowed by some states in some instances, it is often to our economic advantage to calculate certain state franchise taxes using the "assumed par value capital method." Under this tax calculation method, however, a large number of authorized shares of capital stock with a corresponding low number of shares of outstanding capital stock typically results in a larger franchise tax obligation. We believe that we can achieve state franchise tax savings by reducing our authorized number of shares of capital stock. Accordingly, our Board of Directors has proposed that we reduce the authorized number of our shares of Common Stock by 30,000,000 shares and our authorized number of shares of Preferred Stock by 1,500,000 shares. The number of shares that would remain available following the proposed amendment is considered by our Board of Directors to be adequate for our currently anticipated requirements, as we had only 2,899,745 shares of Common Stock outstanding as of the record date for the meeting to which this proxy statement relates, plus 1,137,500 shares reserved for issuance pursuant to our 1996 Stock Incentive Plan subject to stockholder approval at the Annual Meeting of the amendment to such plan. Furthermore, adoption of the proposed amendment would not adversely affect the rights of the holders of our currently outstanding shares of Common Stock.

        If the proposed amendment is adopted, it will become effective upon filing of the amendment with the Secretary of the State of Delaware. While we anticipate franchise tax savings, we cannot assure you that the amendment will result in tax savings in Delaware or other states, as states may change the methods they use to calculate franchise tax or our assets or issued shares of stock may change in a way that eliminates any tax savings.

        Any subsequent increase in the authorized shares of our Common Stock, whether for capital raising acquisitions, anti-takeover measures or any other reason, would require approval by our stockholders of another amendment to our certificate of incorporation.

Form of Amendment

        If the amendment is approved, our certificate of incorporation will be amended by deleting the last two sentences of the first paragraph of Article 4 in their entirety and inserting in their place the following:

  "The total number of shares of Preferred Stock authorized to be issued is 500,000 and each of such shares shall have a par value of ten cents ($.10). The total number of shares of Common Stock authorized to be issued is 10,000,000 and each such shares shall have a par value of ten cents ($.10)."

Required Vote

        The affirmative vote of a majority of the outstanding shares of our capital stock is required to approve the amendment to our certificate of incorporation.

Board Recommendation

        Our Board of Directors recommends that you vote "FOR" approval of the proposed amendment to our certificate of incorporation.

PROPOSAL 3.  APPROVAL OF AMENDMENT TO 1996 STOCK INCENTIVE PLAN

        Our Board of Directors has adopted an amendment to our 1996 Stock Incentive Plan, subject to approval of the incentive plan amendment by our stockholders at the Annual Meeting. The incentive plan amendment will increase by 300,000, to 1,137,500, the number of shares of our Common Stock reserved and available for grant under the 1996 Stock Incentive Plan and prohibit the repricing of options.

        The 1996 Stock Incentive Plan was adopted by our Board of Directors and was approved by our stockholders on September 4, 1996. Under the 1996 Stock Incentive Plan, 6,000,000 shares of our Common Stock were originally reserved and available for grant. An amendment to the 1996 Stock Incentive Plan to reflect a 1-for-5 reverse stock split reducing the number of shares reserved and available for grant to 1,200,000 and then to increase that number to 2,700,000 was adopted by our Board of Directors and was approved by our stockholders on October 29, 1999. A second amendment to the 1996 Stock Incentive Plan increasing the number of shares reserved and available for grant to a total of 4,700,000 was adopted by our Board of Directors and was approved by our stockholders on May 30, 2001. A third amendment to the 1996 Stock Incentive Plan increasing the number of shares reserved and available for grant to a total of 6,700,000 was adopted by our Board of Directors and was approved by our stockholders on September 30, 2002, and the total number of shares available for grant was then reduced to 837,500 to reflect a 1-for-8 reverse stock split on October 1, 2002.

        The 1996 Stock Incentive Plan is designed to enable us to attract and retain directors and officers and other employees and consultants by providing them with appropriate rewards for superior performance. We believe that the proposed increase in the number of shares reserved for issuance under the 1996 Stock Incentive Plan is necessary in order to provide an opportunity for individuals with a high degree of training, experience, expertise and ability to acquire a proprietary interest in our success, and to more closely align their interests with those of our stockholders.

        Stockholder approval of the incentive plan amendment is sought to continue (1) to meet the requirements of the NASDAQ SmallCap Market, (2) to qualify certain compensation under the 1996 Stock Incentive Plan as performance-based compensation that is tax deductible without limitation under Section 162(m) of the Internal Revenue Code of 1986, and (3) to qualify certain stock options granted under the 1996 Stock Incentive Plan as incentive stock options. Furthermore, Section 17 of the 1996 Stock Incentive Plan requires stockholder approval of any amendment to increase the number of shares of our Common Stock reserved for issuance under the plan.

        As of August 20, 2004, options to purchase a total of 675,299 shares of our Common Stock were outstanding, and options to purchase a total of 61,021 shares of our Common Stock had previously been exercised, under the 1996 Stock Incentive Plan. As a result, only 101,180 shares remained available for new awards under the 1996 Stock Incentive Plan. Consequently, our Board of Directors adopted the incentive plan amendment to authorize an additional 300,000 shares of our Common Stock, representing approximately 10.3% of the shares of our Common Stock outstanding as of August 20, 2004, for awards under the 1996 Stock Incentive Plan. The number of shares covered by outstanding options and available for grant under the 1996 Stock Incentive Plan is subject to adjustment in the event of stock dividends, stock splits, combinations of shares, and certain other transactions or events, as described under "—Adjustments" below.

        The following summary of the material features of the 1996 Stock Incentive Plan and the proposed amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1996 Stock Incentive Plan, as amended by the proposed amendment that is subject to stockholder approval and reflecting the 1-for-8 reverse stock split that occurred on October 1, 2002, attached as Exhibit B.

Shares and Performance Units Available Under the 1996 Stock Incentive Plan

        Subject to adjustment as provided in the 1996 Stock Incentive Plan, the aggregate number of shares of our Common Stock that may be covered by outstanding awards, except replacement option rights (as described below), granted under the 1996 Stock Incentive Plan and issued or transferred upon the exercise or payment thereof and the aggregate number of performance units (as described below) that may be granted under the 1996 Stock Incentive Plan, as amended by the proposed amendment, will not exceed 1,137,500. Shares of our Common Stock issued or transferred under the 1996 Stock Incentive Plan may be shares of original issuance or treasury shares or a combination of them. The aggregate number of shares of our Common Stock that may be covered by replacement option rights granted under the 1996 Stock Incentive Plan during any calendar year will not exceed 5% of the shares of our Common Stock outstanding on January 1 of that year, subject to adjustment as provided in the 1996 Stock Incentive Plan. The shares issued under the 1996 Stock Incentive Plan may be originally issued shares or treasury shares. Shares covered by an award under the 1996 Stock Incentive Plan will no longer be available for any other award at the earlier of (a) when they are actually issued, (b) when dividends or dividend equivalents are paid on them or (c) in the case of restricted stock, at the earlier of (1) when they are no longer subject to a substantial risk of forfeiture or (2) when dividends are paid on them. Shares previously covered by an award will be available for issuance under the 1996 Stock Incentive Plan if the benefit provided by the award is paid in cash, and performance units that are not earned at the end of the applicable performance period will be available for future grants of performance units. Under the 1996 Stock Incentive Plan no participant may receive option rights, appreciation rights, restricted shares, deferred shares and performance shares covering a total of more than 125,000 shares of our Common Stock during any calendar year.

Eligibility

        Our directors, officers (including officers who are also directors) and other employees and consultants may be selected by our Board of Directors to receive benefits under the 1996 Stock Incentive Plan. As of August 20, 2004, there were seven non-employee directors, two officers (including an executive officer who is also a director), approximately 240 other employees, and one consultant eligible to participate in the 1996 Stock Incentive Plan.

Option Rights

        Option rights entitle the option holder to purchase shares of our Common Stock at a price equal to or greater than market value on the date of grant, except that the option price of a replacement option right may be less than the market value on the date of grant. Replacement option rights are otherwise subject to the same terms, conditions and discretion as other option rights under the 1996 Stock Incentive Plan. A replacement option right is an option right that is granted in exchange for the surrender and cancellation of an option to purchase shares of another corporation that has been acquired by us.

        The option price is payable at the time of exercise (1) in cash, (2) by the transfer to us of nonforfeitable, nonrestricted shares of our Common Stock that are already owned by the option holder and have a value at the time of exercise equal to the option price, (3) with any other legal consideration that our Board of Directors may deem appropriate or (4) by any combination of the foregoing methods of payment. Any grant of option rights may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of our Common Stock to which the exercise relates (although, in the case of executive officers and directors, these "broker's cashless exercises" may be affected by the restrictions on personal loans to executive officers provided by the Sarbanes-Oxley Act of 2002.)

        Option rights granted under the 1996 Stock Incentive Plan may be option rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 or option rights that are not intended to so qualify. At or after the date of grant of any nonqualified option rights, our Board of Directors may provide for the payment of dividend equivalents to the option holder on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

        No option right may be exercised more than ten years from the date of grant. Each grant may specify a period of continuous employment or other service with us that is necessary before the option rights will become exercisable and may provide for the earlier exercise of the option rights in the event of a change in control of us or other similar transaction or event. Successive grants may be made to the same option holder regardless of whether option rights previously granted to him or her remain unexercised.

Appreciation Rights

        Appreciation rights granted under the 1996 Stock Incentive Plan may be either free-standing appreciation rights or appreciation rights that are granted in tandem with option rights. An appreciation right represents the right to receive from us the difference (the "spread"), or a percentage of the difference not in excess of 100%, between the base price per share of our Common Stock, in the case of a free-standing appreciation right, or the option price of the related option right, in the case of a tandem appreciation right, and the market value of our Common Stock on the date of exercise of the appreciation right. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and the exercise of a tandem appreciation right requires the surrender of the related option right for cancellation. A free-standing appreciation right must have a base price that is at least equal to the fair market value of a share of our Common Stock on the date of grant, must specify the period of continuous employment or other service that is necessary before the appreciation right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of us or other similar transaction or event) and may not be exercised more than ten years from the date of grant. Any grant of appreciation rights may specify that the amount payable by us upon exercise may be paid in cash, shares of our Common Stock or a combination thereof and may either grant to the recipient or retain in our Board of Directors the right to elect among those alternatives. Our Board of Directors may provide with respect to any grant of appreciation rights for the payment of dividend equivalents thereon in cash or our Common Stock on a current, deferred or contingent basis.

Restricted Shares

        A grant of restricted shares involves the immediate transfer by us to the recipient of ownership of a specific number of shares of our Common Stock in consideration of the performance of services. The recipient is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as our Board of Directors may determine. Our Board of Directors may condition a grant of restricted shares on the achievement of specified performance objectives ("management objectives"), as more fully described below under "performance shares and performance units," in addition to a specified period of employment or other service with us before the shares or any portion thereof will become vested and nonforfeitable.

        Restricted shares must be subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Internal Revenue Code, for a period to be determined by our Board of Directors. An example would be a provision that the restricted shares would be forfeited if the recipient ceased to be employed by us during a specified period of years. In order to enforce the forfeiture provisions, the transferability of restricted shares is prohibited or restricted in a manner and to the extent prescribed by our Board of Directors for the period during which the forfeiture provisions are to continue. Our Board of Directors may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of us or other similar transaction or event.

Deferred Shares

        A grant of deferred shares constitutes an agreement by us to deliver shares of our Common Stock to the recipient in the future in consideration of the performance of services, subject to the fulfillment of such conditions during such period of time (the "deferral period") as our Board of Directors may specify. During the deferral period, the recipient has no right to transfer any rights under his or her grant of deferred shares and no right to vote the shares of Common Stock covered thereby. On or after the date of any grant of deferred shares, our Board of Directors may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of our Common Stock. Grants of deferred shares may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred shares must be subject to a deferral period, as determined by our Board of Directors on the date of grant, except that our Board of Directors may provide for a shorter deferral period in the event of a change in control of us or other similar transaction or event.

Performance Shares and Performance Units

        A performance share is the equivalent of one share of our Common Stock, and a performance unit is the equivalent of $1.00. A recipient may be granted any number of performance shares or performance units. The recipient will be given one or more management objectives to meet within a specified period (the "performance period"). The performance period may be subject to earlier termination in the event of a change in control of us or other similar transaction or event. A minimum level of acceptable achievement will also be established by our Board of Directors. If, by the end of the performance period the recipient has achieved the specified management objectives, he or she will be deemed to have fully earned the performance shares or performance units. If the recipient has not achieved the management objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the performance shares or performance units in accordance with a predetermined formula. To the extent earned, the performance shares or performance units will be paid to the recipient at the time and in the manner determined by our Board of Directors in cash, shares of our Common Stock or any combination thereof. Management objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the division, subsidiary, department or function within our company or a subsidiary in which the recipient is employed or with respect to which the recipient provides other services. Our Board of Directors may adjust any management objectives and the related minimum level of acceptable achievement if, in its judgment, transactions or events have occurred after the date of grant that are unrelated to the recipient's performance and result in distortion of the management objectives or the related minimum level of acceptable achievement.

Transferability

        Awards granted under the 1996 Stock Incentive Plan are transferable only if and to the extent so provided in the related grant. Where transfers are permitted, the transferee may or may not have the same rights as the original recipient, depending upon tax and securities laws and regulations and other factors. These factors will be the responsibility of the transferor and transferee.

Adjustments

        The maximum number of shares that may be issued or transferred under the 1996 Stock Incentive Plan, the number of shares covered by outstanding option rights or appreciation rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of deferred shares and performance shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, our Board of Directors may in its discretion provide in substitution for any or all outstanding awards under the 1996 Stock Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. Our Board of Directors may also make or provide for such adjustments in the aggregate number of shares and the aggregate number of performance units covered by the 1996 Stock Incentive Plan as it may determine to be appropriate in order to reflect any such transaction or event.

Administration

        The 1996 Stock Incentive Plan is administered by our Board of Directors. Our Board of Directors may delegate the authority to a committee of two or more non-employee directors; references in this section to our Board of Directors refer to our Board of Directors or such delegated committee. In connection with its administration of the 1996 Stock Incentive Plan, our Board of Directors is authorized to interpret the 1996 Stock Incentive Plan and related agreements and other documents.

Our Board of Directors may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 1996 Stock Incentive Plan and may provide for such special terms for awards to participants who either are foreign nationals or are employed by or provide other services to us outside the United States of America as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Our Board of Directors may, with the concurrence of the affected participant, cancel any agreement evidencing an award granted under the 1996 Stock Incentive Plan. In the event of any such cancellation, our Board of Directors may authorize the granting of a new award under the 1996 Stock Incentive Plan (which may or may not cover the same number of shares that had been the subject of the prior award) in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the 1996 Stock Incentive Plan had the cancelled award not been granted. Our Board of Directors may also grant any award or combination of awards authorized under the 1996 Stock Incentive Plan (including but not limited to replacement option rights) in exchange for the cancellation of an award that was not granted under the 1996 Stock Incentive Plan (including but not limited to an award that was granted by us by merger or otherwise, prior to the adoption of the 1996 Stock Incentive Plan), and any such award or combination of awards so granted under the 1996 Stock Incentive Plan may or may not cover the same number of shares of our Common Stock as had been covered by the cancelled award and will be subject to such other terms, conditions and discretion as are permitted under the 1996 Stock Incentive Plan. However, neither our Board of Directors nor the Compensation Committee will be permitted to (i) amend an option to reduce its exercise price, (ii) cancel an option and regrant an option with a lower exercise price than the original exercise price of the cancelled option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an option.

Amendment

        The 1996 Stock Incentive Plan may be amended from time to time by our Board of Directors, but an amendment to increase the aggregate number of shares of our Common Stock that may be issued or transferred and covered by outstanding awards or the aggregate number of performance units that may be granted under the 1996 Stock Incentive Plan requires further approval by the stockholders.

Federal Income Tax Consequences

        The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1996 Stock Incentive Plan based on United States federal income tax laws in effect on September 15, 2004. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

        A participant will not recognize income upon the grant of a nonqualified stock option. Generally, the participant will recognize ordinary income at the time of exercise equal to the amount of the excess (the "taxable spread") of the fair market value of the underlying stock at the time of exercise over the option price. If a participant pays the option price of a nonqualified stock option in cash, the participant's basis in the shares of our Common Stock acquired on exercise will be equal to the fair market value of the stock on exercise, and the holding period will commence on the date of exercise.

        If a participant pays the option price of a nonqualified stock option by the surrender of shares of our Common Stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered. A number of shares received on exercise that is equal to the number of shares surrendered will have a tax basis equal to the basis of the shares surrendered, and the participant's holding period of the shares received will include the holding period of the shares surrendered. To the extent that the number of shares received upon exercise exceeds the number of shares surrendered, the excess shares will have a basis equal to their fair market value and a holding period that will commence on the date of exercise. However, if the shares received upon exercise are considered substantially nonvested property within the meaning of Section 83 of the Code, and an election under Section 83(b) of the Internal Revenue Code to have the shares taxed to the participant as ordinary income at their fair market value on the date of transfer, less any amount paid by him or her is not made within 30 days after the shares are transferred to him or her, the participant will generally recognize ordinary income in the year during which the restrictions terminate on the shares received.

Incentive Stock Options

        A participant will not recognize income upon the grant of an incentive stock option. Furthermore, a participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements. However, the participant may be subject to alternative minimum tax on the taxable spread in the taxable year during which the incentive stock option was exercised. To satisfy the employment requirement, a participant must be an employee at all times from the date of grant and exercise the incentive stock option not later than three months after he or she ceases to be our employee (one year if he or she is disabled). To satisfy the holding period requirement, a participant must hold the option shares for more than two years from the grant of the incentive stock option and more than one year after the shares are transferred to him or her. If these requirements are satisfied, the participant will be taxed on any gain (measured by the difference between the net proceeds of the sale and the option price) at long-term capital gains rates on the sale of the shares.

        If shares acquired upon the timely exercise of an incentive stock option are sold, exchanged or otherwise disposed of without satisfying the holding period requirement (a "disqualifying disposition"), the participant will recognize ordinary income at the time of disposition equal to the amount of the taxable spread, or if less, the excess of the net amount realized on the sale or exchange over the option price. The participant should, at the time of exercise, recognize an additional gain (or loss) equal to the amount by which the amount received for the stock exceeds (or is less than) the participant's tax basis in the stock (as increased by the amount of ordinary income recognized as a result of the disqualifying disposition).

        If the participant pays the option price of an incentive stock option by the surrender of shares of our Common Stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered to the extent that their fair market value equals that of the shares received. To that extent, the shares received will have a basis equal to the basis of the shares surrendered, and the participant's holding period of the shares received will include the holding period of the shares surrendered. To the extent that the value of the shares received exceeds the value of the shares surrendered, those shares received that represent such excess in value will have a basis equal to zero and a holding period that will commence on the day they are acquired. However, the surrender of shares that were acquired through the previous exercise of an incentive stock option to pay the option price of an incentive stock option before the end of the requisite holding period will be a disqualifying disposition of the surrendered shares.

        Option rights otherwise qualifying as incentive stock options will be treated as nonqualified stock options to the extent that the fair market value of the shares (determined as of the grant date) with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all of our plans) exceeds $100,000. This rule is applied by taking the option rights into account in the order in which they are granted. Option rights otherwise qualifying as incentive stock options will also be treated as nonqualified stock options if they are granted more than ten years after the earlier of the date of adoption of the latest amendment to the plan to increase the number of shares reserved and available for grant thereunder or the date such amendment was approved by stockholders, or (except for replacement options) if the option price is less than the fair market value of the underlying stock on the date of grant (or 110% of such fair market value, if the participant is a 10% stockholder), or if they are exercised more than three months (one year if the participant is disabled) after termination of employment.

Appreciation Rights

        A participant will not recognize income upon the grant of an appreciation right. When the appreciation right is exercised, the participant will be required to include as ordinary taxable income in the year of the exercise an amount equal to the amount of any cash and the fair market value of any nonrestricted shares of our Common Stock received upon exercise less any amount paid upon exercise.

Restricted Shares

        A participant will not recognize income upon the receipt of restricted shares unless the participant makes an election under Section 83(b) of the Internal Revenue Code within 30 days after the shares are transferred to him or her to have the shares taxed to him or her as ordinary income at their fair market value on the date of transfer, less any amount paid by him or her.

        If a participant makes such an election under Section 83(b) and the restricted shares are subsequently forfeited, he or she will not be entitled to deduct any amount previously included in income by reason of that election. If a participant does not make the election, he or she will recognize ordinary income in the year during which the restrictions terminate in an amount equal to any excess of the fair market value of the shares on the date that the restrictions terminate over any amount paid by the participant for the shares. If an election under Section 83(b) has not been made, any nonrestricted dividends received with respect to shares that are subject to restrictions will be treated as additional compensation income and not as dividend income.

Deferred Shares

        A participant will not recognize income upon a grant of deferred shares. Any subsequent transfer of nonrestricted shares of our Common Stock in satisfaction of the grant will generally result in the participant recognizing ordinary income at the time of transfer in an amount equal to the fair market value of the shares at the time of the transfer, reduced by any amount paid by the participant.

Performance Shares and Performance Units

        A participant will not recognize income upon the grant of a performance share or performance unit. In general, the participant will recognize ordinary income at the time property is transferred in payment of a performance share or performance unit in an amount equal to the aggregate amount of cash and the fair market value of the nonrestricted shares of our Common Stock at the time of the transfer.

Special Rules Applicable To Insiders

        In certain circumstances where a sale of our Common Stock received pursuant to the payment of a grant or award by one of our directors or officers or an owner of more than 10% of our outstanding Common Stock could subject such person to suit under Section 16(b) of the Exchange Act, the tax consequences to such person may differ from those described above. Under such circumstances, unless an election under Section 83(b) of the Internal Revenue Code is made, the valuation and taxation of the shares received will be postponed for so long as their sale could subject the director, officer or 10% owner to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to any of its Named Executive Officers in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap and therefore remains fully deductible by the company that pays it. We generally intend to qualify as "performance-based" compensation any stock option awards granted under the 1996 Stock Incentive Plan to employees whom we expect to be named executive officers at the time a deduction arises in connection with such awards. Accordingly, such awards generally should not be subject to the Section 162(m) deductibility cap of $1,000,000 and should be fully deductible by us.

General Matters

Dividend Equivalents

        Any dividend equivalents awarded with respect to awards granted under the 1996 Stock Incentive Plan and paid in cash or nonrestricted shares of our Common Stock will be taxed to a participant at ordinary income rates when received by the participant.

Deduction To Employer

        To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided, among other things, that the deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Internal Revenue Code (see "Section 162(m) of the Internal Revenue Code" above for a discussion of this provision), and is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

        Because the tax consequences to a participant may vary depending on his or her individual circumstances, each participant should consult his or her personal tax advisor regarding the federal and any state, local or foreign tax consequences to him or her.

Required Vote

        The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting is required to approve the amendment to the 1996 Stock Incentive Plan.

Board Recommendation

        Our Board of Directors recommends that you vote "FOR" approval of the amendment to the 1996 Stock Incentive Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG LLP ("KPMG") resigned as the independent auditors of our company on June 30, 2004, and on such date, the Audit Committee approved the engagement of BDO Seidman, LLP ("BDO") as our independent auditors for the year ending December 31, 2004. The approval of the engagement of BDO followed the Audit Committee's review of the qualifications and proposed audit scope and fees of KPMG, our then current auditors, and BDO.

        KPMG's audit reports on our consolidated financial statements for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report on our consolidated financial statements as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating that, "As discussed in Note 1 to the consolidated financial statements, we adopted the provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, on January 1, 2002."

        During the years ended December 31, 2003 and 2002 and the subsequent interim period through June 30, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our financial statements for such years.

        During the years ended December 31, 2003 and 2002 and the subsequent interim period through June 30, 2004, there were no "reportable events" as defined in Item 304 (a)(1)(v) of Regulation S-K, except that, in connection with the audit of the consolidated financial statements for the year ended December 31, 2003, KPMG advised us and the Audit Committee of reportable conditions with respect to our internal controls relating to, among other things, personnel and their roles and responsibilities. The Audit Committee was informed by KPMG of such control deficiencies and discussed them with KPMG, and we have authorized KPMG to respond fully to the inquiries of BDO concerning such matters.

        During the years ended December 31, 2003 and 2002 and through June 30, 2004, we did not consult BDO with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or the "reportable event," described above.

        A representative from BDO will be present at the meeting and will have an opportunity to make a statement and is expected to be available to answer appropriate questions. No representative of KPMG is expected to be present at the meeting.

*    *    *

        The following table presents fees billed for professional services rendered for the audit of our annual financial statements for 2003 and 2002 and fees billed for other services rendered during 2002 and 2003 by KPMG LLP, our independent auditors through June 30, 2004.

	2003	2002
Audit Fees (1)	$290,000	$230,000
Audit Related Fees (2)	$10,000	$8,000
Tax Fees (3)	$37,000	$20,000
All Other Fees	$0	$0

(1)
Including fees for the audit of our annual financial statements included in our Form 10-K and reviews of the financial statements in our Forms 10-Q, but excluding audit-related fees.

(2)
Including benefit plan and assistance with SEC and NASDAQ matters.

(3)
Includes the preparation of our federal income tax return.

The Audit Committee considered and pre-approved all of the above-referenced fees and services. The Audit Committee requires advance approval of all audit services and permitted non-audit services to be provided by the independent auditors as required by the Securities Exchange Act of 1934. The Audit Committee must approve the permitted service before the independent auditors are engaged to perform it.

REPORT OF AUDIT COMMITTEE

        In discharging its oversight responsibilities (as discussed above), the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The Committee discussed with the independent auditors the results of the 2002 audit and all other matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, and reviewed the selection, application and disclosure of our critical accounting policies pursuant to SEC Financial Reporting Release No. 60, "Cautionary Advice Regarding Disclosure About Critical Accounting Policies." In addition, the Committee received, reviewed and discussed the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee determined that the provision by the independent auditors of the non-audit services referred to in the table above is compatible with maintaining their independence.

        Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully submitted, The Members of the Audit Committee Pavan Bhalla Dennis Drislane Douglas Chisholm

OTHER MATTERS

        We know of no matters to be brought before the Annual Meeting other than those described above. If you execute the enclosed proxy and any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

COST OF SOLICITATION

        We will pay for the cost of soliciting proxies, which also includes the preparation, printing, and mailing of this proxy statement. We will solicit proxies primarily through the mail, but certain of our directors and employees may also solicit proxies by telephone, telegram, telex, telecopy or personal interview. Employees who solicit proxies for us will not receive any additional pay for their services other than their regular compensation. Our transfer agent, Mellon Investor Services LLC, will assist us in the solicitation of proxies from brokers and nominees. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for the election of directors in the absence of a contest.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Any stockholder proposal intended to be presented at our 2005 annual meeting of stockholders must be received by us at our principal executive offices on or before May     , 2005 to be included in our proxy statement relating to that meeting. If we do not receive notice of a stockholder proposal to be presented at the 2005 meeting (but not included in our proxy material) by August     , 2005, any proxies returned to us can confer discretionary authority to vote on such matters as the proxyholders see fit.

        Please date, sign and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if mailed in the United States.

By Order of the Board of Directors
Richard J. Baum Executive Vice President—Finance and Administration Chief Financial Officer and Secretary
Dated: , 2004

EXHIBIT A

EBIX, INC.
AUDIT COMMITTEE CHARTER

A. COMPOSITION

        The Audit Committee (the "Committee") of the Board of Directors (the "Board of Directors") of Ebix, Inc., a Delaware corporation (the "Company"), shall consist of at least two(*) independent, non-employee directors who shall serve at the pleasure of the Board of Directors. Each Committee member shall be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement (i.e., shall be "financially literate") or shall become financially literate within a reasonable period after his or her appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise (i.e., shall have past employment experience in finance or accounting, requisite professional experience in accounting, or other comparable experience or background, including a current or past position as chief executive or chief financial officer or other senior officer with financial oversight responsibilities). Committee members shall be designated by the full Board of Directors, in a manner consistent with the rules of the Nasdaq Stock Market.

B. RESPONSIBILITIES

        The Committee shall provide assistance to the members of the Board of Directors in monitoring the (1) integrity of the financial statements of the Company; and (2) the independence and performance of the Company's outside auditors ("Auditors") and internal auditors.

C. DUTIES AND FUNCTIONS

        The Committee shall:

        1.     Recommend to the Board of Directors the selection of the Auditors, who are responsible to the Audit Committee and the Board as representatives of the shareholders.

        2.     The Committee shall receive from the Auditors periodic reports delineating all relationships, affecting objectivity and independence, between the Auditors and the Company (consistent with Independence Standards Board Standard 1), discuss such reports with the Auditors, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the Auditors.

        3.     Review with the Board the performance of the Auditors and if so determined by the Board, recommend that the Board replace the Auditors.

        4.     Auditor's Fees

          (1)   Approve the fees to be paid to the Auditors for audit services.

          (2)   Approve in advance fees for any non-audit services to be performed in a fiscal year if such fees would exceed 20% of the estimated fees for audit services for such year. For this purpose, fees for review of the Company's financial statements included in Forms 10-Q are considered to be fees for audit services.

        5.     Following completion of the annual audit, review separately with each of management and the Auditors any significant difficulties encountered during the course of the audit, any management letter provided by Auditors and the Company's response thereto, and any restrictions on the scope of work or access to required information.

*
Commencing June 14, 2001, three.

        6.     Review any significant disagreements between management and the Auditors in connection with the preparation of the Company's financial statements.

        7.     Review with the Auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

        8.     Review the Company's annual financial statements and any certification, report, opinion or review rendered by the Auditors.

        9.     Inquire of management and the Auditors about major financial risk exposures and assess the steps management has taken to minimize such risks.

        10.   Review with management and the Auditors their qualitative judgments about significant issues involving the appropriateness, and not just the acceptability, of the Company's accounting principles and financial disclosure practices used or proposed or changed, the appropriateness of the management process in formulating significant management judgments and estimates, and whether the Company's principles are common practices or minority practices.

        11.   Discuss with the Auditors their reasoning with respect to the appropriateness of the accounting principles and disclosure practices applied to significant unusual transactions or in controversial or emerging areas.

        12.   Review with the Auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and request any recommendations for the improvement of such internal control procedures.

        13.   Review with management and the Auditors any significant adjustments arising from the audit.

        14.   Review with the Company's legal counsel major legal and regulatory matters affecting the Company's financial statements.

        15.   Review with the Auditors and representatives of financial management, in person or by telephone conference call, the results of the Auditors' interim financial review, including the various significant accounting and reporting matters, prior to any public announcement of financial results or the filing of any quarterly report on Form 10-Q. The Committee Chair may represent the entire Committee for this purpose.

        16.   Meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

        17.   Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

        18.   Produce the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement stating:

          (1)   whether the audit committee has

            (a)   reviewed and discussed the audited financial statements with management

            (b)   discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61

            (c)   received disclosures from the auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence

          (2)   whether, based upon such review and discussion, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-K.

        19.   Review and recommend to the Board appropriate changes to this charter periodically, as conditions dictate.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

D. MEETINGS

        The Committee shall hold at least four (4) regular meetings per year, and additional meetings as members of the Committee deem necessary or as circumstances require. Members of senior management, the Auditors or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary.

        The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.

E. MINUTES

        At each meeting, the Chairman shall select one Committee member to act as secretary and prepare minutes of the meeting. After approval by the Committee Chairman, such minutes shall be distributed to all members of the Board of Directors. The Committee shall, as it finds appropriate, communicate further with the Board of Directors.

June 14, 2000 (As amended March 26, 2001)

EXHIBIT B

1996 STOCK INCENTIVE PLAN, AS AMENDED
Table of Contents

1996 STOCK INCENTIVE PLAN, AS AMENDED

        1.    Purpose.    The purpose of this Plan is to attract and retain directors, officers and other key employees of and consultants to Ebix, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2.    Definitions.    (a) As used in this Plan:

        "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right and a Tandem Appreciation Right.

        "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right.

        "Board" means the Board of Directors of the Corporation.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means a committee of not less than two "Non-Employee Directors" (as defined in Rule 16b-3(b)(3)(i) under Section 16(b) of the Exchange Act) appointed by and serving at the pleasure of the Board.

        "Common Shares" means (i) shares of the Common Stock, par value $.10 per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

        "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

        "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

        "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

        "Incentive Stock Option" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

        "Less-Than-80-Percent Subsidiary" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

        "Management Objectives" means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Restricted Shares.

        "Market Value per Share" means the fair market value of the Common Shares as determined by the Board from time to time.

        "Nonqualified Option" means an Option Right that is not intended to qualify as a Tax-Qualified Option.

        "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

        "Option Price" means the purchase price payable upon the exercise of an Option Right.

        "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-Qualified Option granted pursuant to Section 4, or a Replacement Option Right granted pursuant to Section 17(c), of this Plan.

        "Participant" means a person who is selected by the Board to receive benefits under this Plan and (i) is at that time a director or an officer (including officers who are also directors) or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

        "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

        "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

        "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section of this Plan.

        "Replacement Option Right" means as Option Right granted pursuant to Section 17(c) of this Plan in exchange for the surrender and cancellation of an option to purchase shares of another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise.

        "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

        "Spread" means, in the case of a Free-Standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

        "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

        "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

        "Tax-Qualified Option" means an Option Right that is intended to qualify under particular provisions of the Code, including but not limited to an Incentive Stock Option.

        3.    Shares and Performance Units Available under the Plan.    (a) Subject to adjustment as provided in Section 10 of this Plan, the aggregate number of Common Shares covered by outstanding awards, except Replacement Option Rights, granted under this Plan and issued or transferred upon the exercise or payment thereof, and the aggregate number of Performance Units granted under this Plan, shall not exceed 1,137,500. Common Shares issued or transferred under this Plan may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

          (b)   Subject to adjustment as provided in Section 10 of this Plan, the aggregate number of Common Shares covered by Replacement Option Rights granted under this Plan during any calendar year shall not exceed five percent of the Common Shares outstanding on January 1 of that year.

          (c)   For the purposes of this Section 3:

            (i)    Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

            (ii)   Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

            (iii)  Performance Units that are granted under this Plan, but are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

          (d)   Subject to adjustment as provided in Section 10 of this Plan, the maximum number of shares of Common Stock that may be covered by Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares and Performance Shares, in the aggregate, granted to any one Participant during any calendar year shall be 125,000 shares.

        4.    Option Rights.    The Board may from time to time authorize grants to Participants of Option Rights upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)   Each grant shall specify the number of Common Shares to which it pertains.

          (b)   Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that the Option Price per Common Share of a Replacement Option Right may be less that the Market Value per Share on the Date of Grant.

          (c)   Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares that are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including but not limited to any form of consideration authorized under Section (d) below, on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d)   On or after the Date of Grant of any Nonqualified Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this

  Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e)   Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

          (f)    Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

          (g)   Each grant may specify a period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Corporation or other similar transaction or event.

          (h)   Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-Qualified Options or combinations thereof.

          (i)    On or after the Date of Grant of any Nonqualified Option, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

          (j)    No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

          (k)   Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by an officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        5.    Appreciation Rights.    The Board may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)   Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash.

          (b)   Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Board on the Date of Grant.

          (c)   Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

          (d)   Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

          (e)   On or after the Date of Grant of any Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (f)    Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Board may determine consistent with this Plan.

          (g)   Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

          (h)   Regarding Free-Standing Appreciation Rights only:

            (i)    Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

            (ii)   Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised;

            (iii)  Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-Standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-Standing Appreciation Rights in the event of a change in control of the Corporation or other similar transaction or event; and

            (iv)  No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        6.    Restricted Shares.    The Board may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)   Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling the Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b)   Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c)   Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

          (d)   Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include, but are not limited to, rights of repurchase or first refusal in the

  Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e)   Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

          (f)    Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

        7.    Deferred Shares.    The Board may also authorize grants or sales to Participants of Deferred Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)   Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

          (b)   Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c)   Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Corporation or other similar transaction or event.

          (d)   During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e)   Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        8.    Performance Shares and Performance Units.    The Board may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)   Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b)   The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board on the Date of Grant and may be subject to earlier termination in the event of a change in control of the Corporation or other similar transaction or event.

          (c)   Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed.

          (d)   Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (e)   Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives.

          (f)    Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issuable, with respect thereto may not exceed maximums specified by the Board on the Date of Grant.

          (g)   On or after the Date of Grant of Performance Shares, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

          (h)   The Board may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

          (i)    Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        9.    Transferability.    (a) Any grant of an Option Right or other "derivative security" (as defined in Rule 16a-1 (c) under Section 16(a) of the Exchange Act) under this Plan may permit the transfer thereof by the Participant upon such terms and conditions as the Board shall specify.

          (b)   Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

        10.    Adjustments.    The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Board may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

        11.    Fractional Shares.    The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

        12.    Withholding Taxes.    To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

        13.    Participation by Directors, Officers and Other Key Employees of or Consultants to a Less-Than-80-Percent Subsidiary.    As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is a director or an officer or other key employee of or a consultant to a Less-Than-80-Percent Subsidiary, regardless of whether the Participant is also employed by the Corporation or another Subsidiary, the Board may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than 80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

        14.    Certain Terminations of Employment, Hardship and Approved Leaves of Absence.    Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9[(b)] of this Plan, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

        15.    Foreign Participants.    In order to facilitate the making of any award or combination of awards under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

        16.    Administration of the Plan.    (a) This Plan shall be administered by the Board, which may delegate any or all of its authority hereunder to the Committee. To the extent of any such delegation, references in this Plan to the Board shall be deemed to refer to the Committee, unless the context requires otherwise. A majority of the Board shall constitute a quorum, and the acts of the members of the Board who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Board in writing, shall be the acts of the Board.

          (b)   The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

        17.    Amendments and Other Matters.    (a) This Plan may be amended from time to time by the Board; provided, howeverexcept as expressly authorized by this Plan, no such amendment shall increase the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) hereof or the number of Performance Units specified in Section 3(b) hereof without the further approval of the stockholders of the Corporation.

          (b)   With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

          (c)   The Board may grant under this Plan any award or combination of awards authorized under this Plan, including but not limited to Replacement Option Rights, in exchange for the surrender and cancellation of an award that was not granted under this Plan, including but not limited to an award that was granted by the Corporation or a Subsidiary, or by another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise, prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

          (d)   This Plan shall not confer upon any Participant any right with respect to continuance of employment with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment at any time.

          (e)   To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

          (f)    Notwithstanding the foregoing, neither the Board nor any committee of the Board shall (i) amend an Option Right to reduce its Option Price, (ii) cancel an Option Right and regrant an Option Right with a lower Option Price than the original Option Price of the cancelled Option Right, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing an Option Right.

PROXY

Solicited by the Board of Directors

Ebix, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173

        The undersigned hereby appoints Robin Raina and Richard Baum, and each of them, as proxies, with full power of substitution, to represent and vote all of the stock of Ebix, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at            , local time, on            ,             , 2004, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present, with respect to the matters on the reverse side of this proxy.

Address Change/Comments (Mark the corresponding box on the reverse side)
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Your Ebix, Inc. Stockholder
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• Establish/change your PIN	• Make address changes
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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES IN PROPOSAL 1.				THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
1.	Proposal to elect 01 Robin Raina, 02 Dennis Drislane, 03 William W.G. Rich, 04 Pavan Bhalla, 05 Hans Ueli Keller, 06 Kenneth D. Merin, and 07 Paul Joseph Hodges as directors until the next annual meeting of stockholders or until their successors are elected and qualified.	FOR ALL NOMINEES (except as marked below) ☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES ☐	2. To amend our Certificate of Incorporation to reduce the number of authorized shares of our Common Stock and Preferred Stock. ☐ FOR ☐ AGAINST ☐ ABSTAIN
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE NAME(S) IN THE SPACE PROVIDED TO THE RIGHT.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.
3.	To approve an amendment to our 1996 Stock Incentive Plan to increase the number of shares of our Common Stock reserved for issuance thereunder from 837,500 to 1,137,500 shares and to prohibit the repricing of options granted under the plan.			4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF.
☐ FOR ☐ AGAINST ☐ ABSTAIN
					By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand, if I give such consent, that we may no longer distribute printed materials to me for any future shareholders meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting our transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐
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Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, all parties in the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.
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Ebix, Inc. 1900 E. GOLF ROAD, SUITE 1050 SCHAUMBURG, ILLINOIS 60173
SHARES OUTSTANDING AND VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
PROPOSAL 1. ELECTION OF DIRECTORS
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
EBIX, INC. AUDIT COMMITTEE CHARTER
1996 STOCK INCENTIVE PLAN, AS AMENDED Table of Contents
1996 STOCK INCENTIVE PLAN, AS AMENDED